                                                                   EXHIBIT 10.21

                               FIRST AMENDMENT TO

                     INVESTOR REGISTRATION RIGHTS AGREEMENT

      This First Amendment To Investor Registration Rights Agreement (this "First Amendment") is dated for reference purposes December 29, 2004, and is entered into by and among (i) American Reprographics Holdings, L.L.C., a California limited liability company ("Holdings"), (ii) American Reprographics Company, a Delaware corporation ("Newco") (iii) ARC Acquisition Co., L.L.C., a Delaware limited liability company ("Acquisition Co."), CHS Associates IV, a Delaware general partnership ("CHS Associates IV"), and Paige Walsh ("Walsh"),
(iv) Sathiyamurthy Chandramohan ("Mohan"), (v) Kumarakulasingam Suriyakumar ("Suri") and (vi) GS Mezzanine Partner II, L.P., a Delaware limited partnership ("GS Mezzanine"), GS Mezzanine Partners II Offshore, L.P., a Cayman Islands exempted limited partnership ("GS Offshore"), Stone Street Fund 2000, L.P., a Delaware limited partnership ("Stone Street") and Bridge Street Special Opportunities Fund 2000, L.P., a Delaware limited partnership ("Bridge Street") (GS Mezzanine, GS Offshore, Stone Street and Bridge Street are collectively referred to herein as the "GS Parties"). Holdings, Newco, Acquisition Co, CHS Associates IV, Walsh, Mohan, Suri and the GS Parties are collectively referred to herein as the "Parties."

                                    RECITALS:

      A. Holdings, Acquisition Co., GS Mezzanine and GS Offshore entered into that certain Investor Registration Rights Agreement made as of April 10, 2000 (the "Registration Rights Agreement").

      B. Stone Street and Bridge Street became parties to the Registration Rights Agreement and the Common Units held by Stone Street and Bridge Street became GS Registrable Securities when GS Mezzanine and GS Offshore assigned rights under the Registration Rights Agreement to Stone Street and to Bridge Street.

      C. CHS Associates IV became a party to the Registration Rights Agreement and the Common Units held by CHS Associates IV became Company Registrable Securities when Acquisition Co. assigned Common Units to CHS Associates IV.

      D. Newco is a newly formed Delaware corporation. In connection with the underwritten public offering of Newco's common stock (the "IPO"), each holder of Holdings' common units prior to the IPO shall exchange their outstanding common units for an equal number of shares of Newco's common stock (the "Exchange").

      E. Pursuant to Section 10(c) of the Registration Rights Agreement, the undersigned Parties wish to amend the Registration Rights Agreement in this First Amendment as provided herein.

                                    AGREEMENT

      NOW, THEREFORE, the Registration Rights Agreement hereby is amended as follows:

      1. Closing Date. This First Amendment shall be effective as of the closing date of the IPO ("Closing Date"). Notwithstanding any provision to the contrary herein, if the Closing Date does not occur prior to April 1, 2005, then this First Amendment shall have no effect and shall be null and void for all purposes.

      2. Assumption by Newco. As of the Closing Date, Newco hereby agrees to assume all rights and obligations of Holdings under the Registration Rights Agreement. The Parties further agree that each share of Newco common stock issued in the Exchange shall be considered a Common Unit for purposes of the Registration Rights Agreement.

      3. Revised Section 1(c): As of the Closing Date, the following sentence is hereby added at the end of Section 1(c) of the Registration Rights Agreement:

      In the event a majority of holders of Company Registrable Securities or M&S Registrable Securities, as the case may be, request any Long-Form Registration but are unable to sell at least fifty percent (50%) of their Registrable Securities requested to be included in such Long-Form Registration because of a reduction in the amount which may be sold pursuant to Section 1(d) below, such holders shall be entitled to withdraw their request for such Long-Form Registration upon written notice to Company and Holdings, and, in such event, such registration shall not count as one of the Long-Form Registrations that such holders are entitled to request hereunder (and Holdings shall, at its option, be entitled to promptly withdraw such Long-Form Registration).

      4. New Section 10(o). As of the Closing Date, the following provision is hereby added to the Registration Rights Agreement as Section 10(o):

      Section 10(o). Termination. This Agreement shall terminate as to any holder of Registrable Securities at the earlier of (i) seven years after the closing date of the initial public offering of the Common Units or
      (ii) after the closing date of the first registered public offering of the Common Units, at such time as such holder of Registrable Securities may immediately sell under Rule 144, or a successor rule, all Registrable Securities then held by such holder, disregarding Rule 144(k).

      5. Holdings Operating Agreement Section 11.1 Notice. The Parties acknowledge and agree that any notice delivered pursuant to Section 11.1 of the Amended and Restated Operating Agreement of American Reprographics Holdings, L.L.C. dated April 10, 2000, as amended, shall not be considered a demand registration for purposes of the Registration Rights Agreement.

      6. Full Force and Effect. Except as set forth herein, all other terms and conditions of the Registration Rights Agreement shall remain in full force and effect.

      7. Applicable Law. This First Amendment shall be governed and controlled as to validity, enforcement, interpretation, construction effect and in all other respects by the internal laws of the State of California applicable for such contracts made in that state.

      8. Counterparts. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one instrument.

      9. Warranty. Each of the Parties warrants that it has full power, right and authority to enter into this First Amendment without the consent or approval of any other person. Each of the parties further warrants that it has not assigned any of its rights under the Registration Rights Agreement or any of its Registrable Securities to any person that is not a party to this First Amendment.

      10. Entire Agreement. This First Amendment and the Registration Rights Agreement constitute the entire agreement of the Parties.

                     [remainder of page intentionally blank]

      IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the date first above written.

                                    HOLDINGS:

                                    AMERICAN REPROGRAPHICS HOLDINGS, L.L.C.
                                    a California limited liability company

                                    By: /s/ S. Chandramohan
                                       ---------------------------------
                                    Printed Name: S. Chandramohan
                                    Title: CEO

                                    NEWCO:

                                    AMERICAN REPROGRAPHICS COMPANY
                                    a Delaware corporation

                                    By: /s/ S. Chandramohan
                                       ---------------------------------
                                    Printed Name: S. Chandramohan
                                    Title: CEO

                                    MOHAN:

                                        /s/ S. Chandramohan
                                    ------------------------------------
                                    Sathiyamurthy Chandramohan

                                    SURI:

                                        /s/ K. Suriyakumar
                                    ------------------------------------
                                    Kumarakulasingam Suriyakumar

                                    ACQUISITION CO.:

                                    ARC ACQUISITION CO., L.L.C.,
                                    a Delaware limited liability company

                                    By: Code Hennessy & Simmons IV LP
                                    its sole member

                                    By:  CHS Management IV LP
                                    its general partner

                                    By:  Code Hennessy & Simmons LLC
                                    its general partner

                                    By: /s/ Thomas J. Formolo
                                        --------------------------------
                                    Printed Name:
                                                  ----------------------
                                    Title:
                                           -----------------------------

                                    CHS ASSOCIATES IV:

                                    CHS ASSOCIATES IV
                                    a Delaware general partnership

                                    By: Code Hennessy & Simmons LLC
                                    its managing partner

                                    By: /s/ Thomas J. Formolo
                                        --------------------------------
                                    Printed Name:
                                                  ----------------------
                                    Title:
                                           -----------------------------

                                    WALSH:

                                         /s/ Paige Walsh
                                    ------------------------------------
                                    Paige Walsh

                                    GS PARTIES:

                                    GS MEZZANINE PARTNER II, L.P.
                                    a Delaware limited partnership

                                    By: GS Mezzanine Advisors II, L.L.C.
                                        its general partner

                                    By: /s/ K. B. Enquist
                                        --------------------------------
                                    Printed Name: Katherine B. Enquist
                                    Title: Vice President

                                    GS MEZZANINE PARTNERS II OFFSHORE, L.P.
                                    a Cayman Islands exempted limited
                                    partnership

                                    By: GS Mezzanine Advisors II, L.L.C.
                                        its general partner

                                    By: /s/ K. B. Enquist
                                        --------------------------------
                                    Printed Name: Katherine B. Enquist
                                    Title: Vice President

                                    STONE STREET FUND 2000, L.P
                                    a Delaware limited partnership

                                    By: Stone Street 2000, L.L.C.
                                        its general partner

                                    By: /s/ K. B. Enquist
                                        --------------------------------
                                    Printed Name: Katherine B. Enquist
                                    Title: Vice President

                                    BRIDGE STREET SPECIAL OPPORTUNITIES
                                    FUND 2000, L.P.
                                    a Delaware limited partnership

                                    By: Bridge Street Special Opportunities
                                        2000, L.L.C. its general partner

                                    By: /s/ K. B. Enquist
                                        --------------------------------
                                    Printed Name: Katherine B. Enquist
                                    Title: Vice President